Exhibit 10.1

     TRIBE COMMUNICATIONS, INC. TRIBE INVESTMENT PARTNERS TRIBE MEDIA GROUP
                                 THE BIZ X SHOW


                              CONSULTING AGREEMENT

This Agreement (the ""Agreement"") is dated JANUARY 13, 2003 and is entered into by and between AMERICAN SOIL TECHNOLOGIES INC., A DELAWARE CORPORATION (hereinafter referred to as ""CLIENT"") and TRIBE COMMUNICATIONS, INC. (hereinafter referred to as ""TCI"").

1. CONDITIONS. This Agreement will not take effect, and TCI will have no obligation to provide any service whatsoever, unless and until CLIENT returns a signed copy of this Agreement to TCI (either by mail or facsimile copy). CLIENT shall be truthful with TCI in regard to any relevant material regarding CLIENT, verbally or otherwise, or this entire Agreement will terminate and all monies paid shall be forfeited without further notice.


Agreed, CLIENTS INITIALS: _____________

Upon execution of this Agreement, CLIENT agrees to cooperate with TCI in carrying out the purposes of this Agreement, keep TCI informed of any developments of importance pertaining to CLIENT's business and abide by this Agreement in its entirety.

2. SCOPE AND DUTIES. During the term of this Agreement, TCI will perform the following services for CLIENT:

2.1      DUTIES TO BE PERFORMED FOR CLIENT

CAPITAL FORMATION

TCI shall introduce client to the appropriate sources to facilitate a financing structure similar to the following:

1ST TIER] AMOUNT: $500,000

EXEMPTION: PRIVATE PLACEMENT PURSUANT TO REG. `D' [505/506]

TYPE: SERIES `A' COMMON

PRICE: UNITS CONSISTING OF - 1 [ONE] $.20 / SHARE + 1 [ONE] $.30
        WARRANT [EXCERSIZEABLE WITHIN TWO YEARS OF THE DATE OF SUBSCRIPTION]

TERMS: ALL STOCK ISSUED PURSUANT TO RULE 144

2ND TIER] AMOUNT: $1,000,000

EXEMPTION: PRIVATE PLACEMENT PURSUANT TO REG. `D' [505/506]

TYPE: SERIES `B' COMMON

PRICE: UNITS CONSISTING OF - 1 [ONE] $.50 / SHARE + 1 [ONE] $1.00
        WARRANT [EXCERSIZEABLE WITHIN TWO YEARS OF THE DATE OF SUBSCRIPTION]

TERMS: ALL STOCK ISSUED PURSUANT TO RULE 144

                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com

3RD TIER] AMOUNT: $1,500,000

EXEMPTION: PRIVATE PLACEMENT PURSUANT TO REG. `D' [505/506]

TYPE: SERIES `B' COMMON

PRICE: UNITS CONSISTING OF - 1 [ONE] $.75 / SHARE + 1 [ONE] $2.00
         WARRANT [EXCERSIZEABLE WITHIN TWO YEARS OF THE DATE OF SUBSCRIPTION]

RETAIL SUPPORT

* Facilitate introductions to criteria-specific Broker-Dealers to assist in `retail' support

* Facilitate introductions to criteria-specific Market Makers to assist in `retail' support

* Participate in CLIENT due diligence presentation(s) to Broker-Dealers and Market Makers

AUDIO WEBCAST SERVICES [INTERNET ONLY]

*    Feature Company in monthly Internet Chat Webcasts

* Pre-announce all Webcasts and Video Feature on company to Broker-Dealer, Market-Maker Database and Opt-In database

*    Archiving of Webcasts and interviews to client website

* Announce interviews on all OTC and Small/Micro Cap News and Message servers [press releases NOT included]

* Conversion of all Webcasts and Video Features on company and interviews to .wav,.mpg or applicable format

SHAREHOLDER COMMUNIQUE/MICROSITE PRODUCTION

* Write, edit and graphically produce, bind and in-house printing of 4-color 'Shareholder Communique'

*    Conversion of 'Shareholder Communique' to .pdf format [Adobe Acrobat]

*    Archive 'Shareholder Communique' on client website


                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com

ASSISTANCE IN APPLICATION TO NASDAQ BBX EXCHANGE

*    Provide Listing Information

*    Reserve new BBX Symbol

*    Compile required BBX information for Application

*    Assist in understanding Rule changes

*    Prepare BBX Application

GENERAL FINANCIAL PUBLIC RELATIONS SERVICES

*    Strategic Planning and Partnering Licensing Agreements and Marketing
     Promotions

*    Review and rewrite [if necessary] of Company issued press releases

* Assistance in distribution of company news as appropriate and in concert with milestones and newsworthy events [DOW, BLOOMBERG, REUTERS, ET. AL]

* Distribute CLIENT news and relevant information to market makers, financial media, selected Internet stock pages/threads and OTC analyst community

*    Provide general financial public relations support to CLIENT

     2.2 ADVICE AND COUNSEL. TCI will provide advice and counsel regarding CLIENT's strategic business and financial plans, strategy and negotiations with potential lenders/investors, joint venture, corporate partners and others involving financial and financially-related transactions.

     2.3 INTRODUCTIONS TO THE INVESTMENT COMMUNITY. TCI has a familiarity or association with numerous broker/dealers and investment professionals across the country and will enable contact between CLIENT and/or CLIENT's affiliate to facilitate business transactions among them. TCI shall use its contacts in the brokerage community to assist CLIENT in establishing relationships with private equity capital sources (venture capital, etc.) and securities dealers while providing the most recent information about CLIENT to interested securities dealers on a regular and continuous basis. TCI understands that this is in keeping with CLIENT's business objectives and plan to market CLIENT's business or project to the investment community.

     2.4 CLIENT AND/OR CLIENT'S AFFILIATE TRANSACTION DUE DILIGENCE. TCI will participate and assist CLIENT in the due diligence process on all proposed financial transactions affecting CLIENT of which TCI is notified in writing in advance, including conducting investigation of and providing advice on the financial, valuation and stock price implications of the proposed transaction(s).

     2.5 ADDITIONAL DUTIES. CLIENT and TCI shall mutually agree upon any additional duties that TCI may provide for compensation paid or payable by CLIENT under this Agreement. Although there is no requirement to do so, such additional agreement(s) may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com

     2.6 STANDARD OF PERFORMANCE. TCI shall devote such time and efforts to the affairs of the CLIENT as is reasonably necessary to render the services contemplated by this Agreement. TCI is not responsible for the performance of any services which may be rendered hereunder if the CLIENT fails to provide the requested information in writing prior thereto. The services of TCI shall not include the rendering of any legal opinions or the performance of any work that is in the ordinary purview of a certified public accountant. TCI cannot guarantee results on behalf of CLIENT, but shall use commercially reasonable efforts in providing the services listed above. If an interest is expressed in satisfying all or part of CLIENT's financial needs, TCI shall notify CLIENT and advise it as to the source of such interest and any terms and conditions of such interest. TCI's duty is to introduce and market CLIENT's funding request to appropriate funding sources. TCI will in no way act as a "broker-dealer" under state securities laws. Because all final decisions pertaining to any particular investment are to be made by CLIENT, CLIENT may be required to communicate directly with potential funding sources.

     2.7 NON-GUARANTEE. TCI MAKES NO GUARANTEE THAT TCI WILL BE ABLE TO SUCCESSFULLY MARKET AND IN TURN SECURE A LOAN OR INVESTMENT FINANCING FOR CLIENT, OR TO SUCCESSFULLY PROCURE SUCH LOAN OR INVESTMENT WITHIN CLIENTS DESIRED TIMEFRAME OR TO GUARANTEE THAT IT WILL SECURE ANY LOAN OR INVESTMENT FINANCING WITH A SPECIFIC OR MINIMUM RETURN, INTEREST RATE OR OTHER TERMS. NEITHER ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOR THE PAYMENT OF DEPOSITS TO TCI BY CLIENT PURSUANT TO FEE AGREEMENTS FOR SERVICES NOT CONTEMPLATED HEREIN SHALL BE CONSTRUED AS ANY SUCH GUARANTEE. ANY COMMENTS MADE REGARDING POTENTIAL TIME FRAMES OR ANYTHING THAT PERTAINS TO THE OUTCOME OF CLIENT'S FUNDING REQUESTS ARE EXPRESSIONS OF OPINION ONLY. CLIENT ACKNOWLEDGES AND AGREES IT IS NOT REQUIRED TO MAKE EXCLUSIVE USE OF TCI FOR ANY SERVICES OR DOCUMENTATION DEEMED NECESSARY FOR THE PURPOSE OF SECURING INVESTMENTS. TCI HAS MADE NO SUCH DEMANDS IN ORDER FOR CLIENT'S PROJECT TO BE MARKETED UNDER THE TERMS OF THIS AGREEMENT. TCI HOLDS NO EXCLUSIVE RIGHTS TO THE MARKETING OF CLIENT'S PROJECT.

             Agreed, CLIENT INITIALS:____________

3. COMPENSATION TO TCI.

3.1 CLIENT will pay for services described herein. The fees shown below shall be payable as follows:

OPTION `A'

3.1.a)  Due at inception of this Agreement:                            $12,500.

3.1.b)  Due upon first tranche of funding:                             $12,500.

3.1.c)  Due the first day of month four:

                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com

                                                                   *UNREGISTERED
                                                           COMMON SHARES OF SOYL
                                                                EQUAL TO $75,000

*NOTE - PRICED BASED UPON 10 DAY AVERAGE CLOSING BID PER SHARE CALCULATED THE DATE OF TRANSFER


4. TERM. TERM OF AGREEMENT IS SIX MONTHS. THIS AGREEMENT MAY BE CANCELLABLE AT ANY TIME BY EITHER PARTY IN WRITING. IF AGREEMENT IS TERMINATED, COMPENSATION RECEIVED SHALL BE RETAINED BY TCI AND NO FURTHER FEES SHALL REMAIN DUE.

5. NON CIRCUMVENTION. In and for valuable consideration, CLIENT hereby agrees that TCI may introduce (whether by written, oral, data, or other form of communication) CLIENT to one or more opportunities, including, without limitation, existing or potential investors, lenders, borrowers, trusts, natural persons, corporations, limited liability companies, partnerships, unincorporated businesses, sole proprietorships and similar entities (an ""Opportunity"" or ""Opportunities""). CLIENT further acknowledges and agrees that the identity of the subject Opportunities, and all other information concerning an Opportunity (including without limitation, all mailing information, phone and fax numbers, email addresses and other contact information) introduced hereunder are the property of TCI, and shall be treated as confidential information by CLIENT, it affiliates, officers, directors, shareholders, employees, agents, representatives, successors and assigns. CLIENT shall not use such information, except in the context of any arrangement with TCI in which TCI is directly and actively involved, and never without TCI's prior written approval. CLIENT further agrees that neither it nor its employees, affiliates or assigns, shall enter into, or otherwise arrange (either for it/him/herself, or any other person or entity) any business relationship, contact any person regarding such Opportunity, either directly or indirectly, or any of its affiliates, or accept any compensation or advantage in relation to such Opportunity except as directly though TCI, without the prior written approval of TCI. TCI is relying on CLIENT's assent to these terms and their intent to be bound by the terms by evidence of their signature. Without CLIENT's signed assent to these terms, TCI would not introduce any Opportunity or disclose any confidential information to CLIENT as herein described.

6. ARBITRATION. The parties herein agree to arbitrate any dispute pursuant to the guidelines set forth by the American Arbitration Association. NOTE: IF ANY PARTY SHALL INSTITUTUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR SHALL UNSUCCESSFULLY CONTEST THE JURISDICTION OF ANY ARBITRATION FORUM, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING OR ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN.

                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

CLIENT:                                    TCI:
AMERICAN SOIL TECHNOLOGIES INC.            TRIBE COMMUNICATIONS, INC.

BY:_____________________________           BY:___________________________
     Carl P. Ranno

Its: President/CEO                         Its:__________________________

Address: 215 N. Marengo Ave. Suite 110     Address: 5752 Oberlin Drive. Ste. 200
         Pasadena CA 91101                          San Diego, CA 92121

Contact Person: Carl P. Ranno              Contact Person: Robert Sullivan

Date: ______________________               Date:________________________

                5752 Oberlin Drive. Ste. 200 San Diego, CA 92121
                       PH:[858]453-4101 FAX: [858]453-4102
                                 www.epowow.com